UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): June 18, 2002


                                  KFX INC.
           (Exact name of Registrant as specified in its charter)


         Delaware                         0-23634             84-1079971
 --------------------------      ------------------------   ---------------
(State or other jurisdiction of   Commission File Number   IRS Employer
incorporation or organization)                            Identification Number


         3300 East 1st Avenue, Suite 290 Denver,
                  Colorado, USA                           80206
    ---------------------------------------------- ----------------------
      (Address of principal executive offices)          (Zip Code)


                               (303) 293-2992
                               --------------
                      (Registrant's telephone number,
                            including area code)


                              not applicable
                              ----------------
       (Former name or former address, if changed since last report)





ITEM 5: OTHER EVENTS.

KFx Inc. ("KFx") adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("FAS 142"), on January 1, 2002. The implementation of this accounting pronouncement modified the accounting for goodwill and intangibles, which included the cessation of amortizing capitalized goodwill and certain intangible assets. KFx is filing this Form 8-K to include as adjusted net loss and net loss per share financial information within its Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999, as if the adoption of FAS 142 had occurred at the beginning of these respective years. Such information is presented within Note 20 to the Consolidated Financial Statements filed as
Exhibit 99.01 to this report and incorporated herein by reference.


ITEM 7: FINANCIAL INFORMATION AND EXHIBITS.

The following exhibit is filed herewith:

99.01 Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 18, 2002                    KFx Inc.
                                          (Registrant)
                                          By:
                                          /s/ Patrick S. Flaherty
                                          -----------------------------------
                                          Patrick S. Flaherty
                                          Vice President-Finance and Chief
                                          Financial Officer



                               EXHIBIT INDEX


      Number        Description

      99.01 Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.